Exhibit 10.1

EXECUTION COPY

ADDITIONAL CREDIT EXTENSION AMENDMENT
THIS ADDITIONAL CREDIT EXTENSION AMENDMENT, dated as of October 15, 2012 (this “Amendment”), by and among the lenders set forth on Schedule A (each a “Lender” and collectively the “Lenders”), VeriFone, Inc., a Delaware corporation (“Borrower”), VeriFone Intermediate Holdings, Inc., a Delaware corporation, and JPMorgan Chase Bank, N.A. (“Administrative Agent”), as Administrative Agent.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 28, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the capitalized terms herein that are not otherwise defined being used herein as defined in the Credit Agreement), by and among the Borrower, Holdings, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents thereto;
WHEREAS, pursuant to Section 2.15 of the Credit Agreement, Borrower may increase the amount of Revolving Commitments and borrow Incremental Term Loans by entering into one or more Additional Credit Extension Amendments with the lenders providing such Incremental Term Loans and the lenders providing the Incremental Revolving Commitment Increases, as applicable, in accordance with the terms and conditions of the Credit Agreement; and
WHEREAS, the Lenders party to this Amendment have indicated their willingness to provide the Incremental Term Loans and the Incremental Revolving Commitment Increases on the terms and subject to the conditions herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Lender party hereto (in its capacity as a lender of Incremental Term Loans, a “New Term A Lender” and in its capacity as a lender providing an Incremental Revolving Commitments Increase, a “New Revolving Lender”) hereby agrees to commit to provide its respective Commitment as set forth on Schedule A, on the terms and subject to the conditions set forth below:
Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such actions, as applicable, as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or Collateral Agent, as applicable, by the terms thereof, together with such

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Exhibit 10.1

EXECUTION COPY

powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.
Each Lender hereby agrees to make its Commitment on the following terms and conditions:

1.
New Term A Lenders. Each New Term A Lender acknowledges and agrees that upon its execution of this Amendment and the making of the Incremental Term Loans that such New Term A Lender shall become a “Lender” and a “Term A Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a “Lender” and “Term A Lender” thereunder.

2.
New Revolving Lenders. Each New Revolving Lender acknowledges and agrees that upon its execution of this Agreement and the making of the effectiveness of the Incremental Revolving Commitment Increases that such New Revolving Lender shall become a “Lender” and a “Revolving Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a “Lender” and “Revolving Lender” thereunder.

3.
Credit Agreement Governs. Upon satisfaction of the conditions herein, the Incremental Term Loans and the Incremental Revolving Commitment Increases established by this Amendment shall be subject to the provisions of the Credit Agreement and the other Loan Documents (including, without limitation, the amortization provisions of the Credit Agreement).

4.	Borrower’s Certifications. By its execution of this Amendment, the Borrower hereby certifies that as of the Closing Date (as defined below):

i.
The representations and warranties made by the Loan Parties in any Loan Document are true and correct in all material respects at and as of the date hereof to the same extent as though made at and as of the date hereof, provided that to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; and

ii.	No Default or Event of Default will exist or be continuing at the Closing Date either prior to or after giving effect to the Incremental Term Loans and Incremental Revolving Commitment Increases.

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Exhibit 10.1

EXECUTION COPY

5.
Conditions to Effectiveness. The obligation of each New Term A Lender to make a Loan and the effectiveness of the Incremental Revolving Commitments Increase is subject solely to the satisfaction of the following conditions (the “Closing Date”):

i.	The Administrative Agent shall have received a duly executed copy of this Amendment.

ii.
The Administrative Agent shall have received an opinion substantially in the form of Exhibit A from Sullivan & Cromwell LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated the Closing Date;

iii.	Payment of the fees set forth in Item 7 of the Notice of Additional Credit Extension Amendment, dated September 26, 2012; and

iv.
The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, with respect to the Total Leverage Ratio requirement in Section 2.15(a) of the Credit Agreement.

6.	Eligible Assignee. By its execution of this Amendment, each New Term A Lender and each New Revolving Lender severally represents and warrants that it is an Eligible Assignee.

7.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term A Lender and New Revolving Lender shall be as set forth below its signature below.

8.
Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Incremental Term Loans made by the New Term A Lenders as Term A Loans and the Incremental Revolving Commitments Increase made by New Revolving Lenders in the Register.

9.
Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

10.
Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

11.
GOVERNING LAW AND WAIVER OF JURY TRIAL. Sections 10.17 and 10.18 of the Credit Agreement are incorporated herein mutatis mutandis with the reference to “Agreement” therein being deemed references to this Amendment.

12.
Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and

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Exhibit 10.1

EXECUTION COPY

provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

13.	Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

14.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first above written.

FIFTH THIRD BANK
By: /s/ Glen Mastey
Name: Glen Mastey
Title: Vice President

[Signature Page to Additional Credit Extension Amendment]

MIZUHO CORPORATE BANK LTD.
By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Signature Page to Additional Credit Extension Amendment]

BANK OF AMERICA N.A.
By: /s/ Thuy U. Bui
Name: Thuy U. Bui
Title: Vice President

[Signature Page to Additional Credit Extension Amendment]

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Additional Credit Extension Amendment]

COMERICA BANK
By: /s/ Mark Skrzynski
Name: Mark Skrzynski
Title: Assistant Vice President

[Signature Page to Additional Credit Extension Amendment]

DBS BANK LTD., LOS ANGELES AGENCY
By: /s/ James McWalters
Name: James McWalters
Title: General Manager & Managing Director

[Signature Page to Additional Credit Extension Amendment]

VERIFONE, INC.
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO
VERIFONE INTERMEDIATE HOLDINGS, INC.
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO

[Signature Page to Additional Credit Extension Amendment]

ACKNOWLEDGED BY:
VERIFONE MEDIA, LLC
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO
GLOBAL BAY MEDIA TECHNOLOGIES INC.
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO
HYPERCOM CORPORATION
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO
HYPERCOM U.S.A., INC.
By: /s/ Robert Dykes
Name: Robert Dykes
Title: EVP & CFO

[Signature Page to Additional Credit Extension Amendment]

JP. MORGAN CHASE BANK, N.A.,
as Administrative Agent
By: /s/ Gerardo B. Loera
Name: Gerardo B. Loera
Title: Vice President

[Signature Page to Additional Credit Extension Amendment]

SCHEDULE A
TO ADDITIONAL CREDIT EXTENSION AMENDMENT

Name of Lender	Incremental Term Loan Commitment (Term A Commitment)	Amount of Incremental Revolving Commitment Increase
FIFTH THIRD BANK	$15,500,000	$34,500,000
MIZUHO CORPORATE BANK LTD.	35,000,000	15,000,000
BANK OF AMERICA, N.A.	17,500,000	7,500,000
SUMITOMO MITSUI BANKING CORPORATION	17,500,000	7,500,000
COMERICA BANK	14,000,000	6,000,000
DBS BANK LTD., LOS ANGELES AGENCY	10,500,000	4,500,000
	Total: $110,000,000	Total: $75,000,000

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